SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 1, 2001

        SIBONEY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-3952 (Commission File Number)	73-0629975 (IRS Employer Identification No.)

325 North Kirkwood Road, Suite 310 P.O. Box 221029, St. Louis, Missouri (Address of Principal Executive Offices)	63122 (Zip Code)

(314) 822-3163 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        Effective Pursuant to Item 7(a)(4) of Form 8-K, the Company did not include the requisite financial statements with the Report on Form 8-K. Item 7 herein supplements the earlier filing by providing the required financial statements and the required pro forma financial information.

ITEM 7.    FINANCIAL STATEMENTS

(a) Financial Statements of Business Acquired

The following financial statements of Activity Records, Inc. are listed below and made a part hereof:
                                                                                           Page
                                                                                           ----

    (i)        Independent Auditors' Report;                                                 3

    (ii)       Balance Sheet at August 31, 2000;                                             4

    (iii)      Statements of Operations and Retained Earnings (Deficit)                      5
                 for the Year Ended August 31, 2000;

    (iv)       Statement of Cash Flows for the Year Ended August 31, 2000;                   6

    (v)        Notes to Financial Statements;                                                7

    (vi)       Balance Sheet at December 31, 2000 (Unaudited);                              10

    (vii)      Statement of Operations and Retained Earnings (Deficit) For the Four         11
                 Months Ended December 31, 2000 (Unaudited);

    (viii)     Statement of Cash Flows For the Four Months Ended December 31, 2000          12
                 (Unaudited);

    (ix)       Note to Financial Statements (Unaudited)                                     13

(b) Pro Forma Financial Information

The following information for the Company is listed below and made a part hereof:

   (i)        Statements of Assumptions And Adjustments in Preparation of Pro Forma         14
              Information;

   (ii)       Pro Forma Consolidated Balance Sheet at December 31, 2000;                    15

   (iii)      Pro Forma Consolidated Statement of Operations for the Year Ended             16
              December 31, 2000, with Note; and

(c) Exhibits

Exhibit 23.1 - Consent of Rubin, Brown, Gornstein & Co., LLP, filed herewith.

Independent Auditors’ Report

Stockholders and Board of Directors
Activity Records, Inc.
Baldwin, New York

We have audited the accompanying balance sheet of Activity Records, Inc., an S Corporation, as of August 31, 2000 and the related statements of operations, retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Activity Records, Inc. as of August 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

/s/ RUBIN, BROWN GORNSTEIN & CO. LLP

St. Louis, Missouri
January 12, 2001

ACTIVITY RECORDS, INC.

BALANCE SHEET

August 31, 2000

                                     ASSETS

Current Assets

   Cash                                                      $    9,163

   Miscellaneous receivables                                      3,483

   Inventory                                                     40,668
                                                     --------------------

         Total Current Assets                                    53,314

Equipment (Note 3)                                               41,458
                                                     --------------------

                                                             $   94,772
                                                     ====================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities

   Accounts payable                                           $   15,970

   Accrued expenses                                               89,612

   Due to related entity (Note 4)                                 44,982
                                                      --------------------

         Total Current Liabilities                               150,564
                                                      --------------------

Stockholders' Equity (Deficit)

   Common stock:

      Authorized and issued 100 shares
         at no par value                                         120,000

   Retained earnings (deficit)                                  (175,792)
                                                     --------------------

         Total Stockholders' Equity (Deficit)                    (55,792)
                                                     --------------------

                                                              $   94,772
                                                     ====================

ACTIVITY RECORDS, INC. STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT) For the Year Ended August 31, 2000

                             STATEMENT OF OPERATIONS

Net Sales                                                       $     888,838

Cost Of Sales                                                         362,478
                                                            --------------------

Gross Profit                                                          526,360

Selling, General And Administrative Expenses                          627,124
                                                            --------------------

Loss From Operations                                                 (100,764)
                                                            --------------------

Other Income

   Service income                                                      22,819

   Royalty income                                                      30,974
                                                            --------------------

         Total Other Income                                            53,793
                                                            --------------------

Net Loss                                                        $     (46,971)
                                                            ====================

                    STATEMENT OF RETAINED EARNINGS (DEFICIT)

Balance (Deficit) - Beginning Of Year                          $    (128,821)

Net Loss                                                             (46,971)

Balance (Deficit) - End Of Year                                $    (175,792)
                                                           ===================

ACTIVITY RECORDS, INC. STATEMENT OF CASH FLOWS For The Year Ended August 31, 2000

Cash Flows From Operating Activities

   Net loss                                                     $     (46,971)

   Adjustments to reconcile net loss to net cash

      provided by operating activities:

         Depreciation                                                  23,710

         Change in assets and liabilities:

            Increase in miscellaneous receivables                      (1,968)

            Decrease in inventory                                      55,647

            Decrease in prepaid expense                                28,593

            Decrease in accounts payable and accrued

               expenses                                               (10,157)
                                                               -----------------

Net Cash Provided By Operating Activities                              48,854

Cash Flows Used In Investing Activities

   Payments for equipment                                              (7,125)

Cash Flows Used In Financing Activity

   Net repayments of amounts due to related entity                    (36,078)
                                                               -----------------

Net Increase In Cash                                                    5,651

Cash - Beginning Of Year                                                3,512
                                                               -----------------

Cash - End Of Year                                              $       9,163
                                                               =================

ACTIVITY RECORDS, INC. NOTES TO FINANCIAL STATEMENTS August 31, 2000

1.   Summary Of Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from estimated amounts.

Inventory

        Inventory is stated at the lower of cost or market, with cost being determined using the first-in, first-out (FIFO) method.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation computed using accelerated and straight-line depreciation methods. Assets are depreciated over periods ranging from three to seven years.

Revenue Recognition

Revenue from sales of products is generally recognized upon product shipment. The Company retains no obligation for product technical support, maintenance or upgrades.

Income Taxes

The Company has elected S Corporation status under provisions of the Internal Revenue Code and as such is not subject to corporate income taxes. The stockholders report the company’s taxable income or losses on their respective income tax returns. No provision for federal and state income taxes is reflected in the accompanying financial statements.

2.   Operations

The Company’s operations consist of publishing educational software and audio/visual products. All of the Company’s sales are made to a related entity.

3.   Equipment

Equipment consists of:

Office equipment, furniture and fixtures                     $     211,437

Less:  Accumulated depreciation                                    169,979
                                                             -------------

                                                             $      41,458
                                                             =============

     Depreciation charged against income amounted to $23,710 in 2000.

4.   Related Party Transactions

The amount due to related entity consists of funds borrowed for working capital, net of amounts due to the related entity for product sales. The outstanding balance is noninterest bearing, unsecured and due on demand.

The Company rents office and warehouse space from a related entity on a month-to-month basis.

5.   Subsequent Event

Effective January 1, 2001, shareholders of the Company sold their common stock to an unrelated entity. The selling price of $850,000 consisted of $550,000 cash payment received upon closing of the sale and twelve quarterly installments of $25,000 each, through December 2003. In addition, the shareholders will receive a 15% royalty on net sales of those software titles included in the sale agreement, and other specified software sales, which are in excess of $900,000 annually. This royalty agreement is effective for the calendar years 2001 through 2003.

ACTIVITY RECORDS, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2000

ACTIVITY RECORDS, INC.
BALANCE SHEET
DECEMBER 31, 2000
(Unaudited)

                                     ASSETS

CURRENT ASSETS

   Cash                                                         $     68,861

   Miscellaneous receivables                                           2,413

   Inventory                                                          47,982
                                                           --------------------

         TOTAL CURRENT ASSETS                                        119,256

EQUIPMENT                                                             37,914
                                                           --------------------

                                                                $    157,170
                                                           ====================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

   Accounts payable                                             $     17,701

   Accrued expenses                                                   82,150

   Due to related entity                                             159,690
                                                           --------------------

         TOTAL CURRENT LIABILITIES                                   259,541
                                                           --------------------

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock:

      Authorized and issued 100 shares at no par value               120,000

   Retained earnings (deficit)                                      (222,371)
                                                           --------------------

         TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                       (102,371)
                                                           --------------------

                                                                $    157,170
                                                           ====================

ACTIVITY RECORDS, INC. STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT) For The Four Months Ended December 31, 2000 (Unaudited)

                             STATEMENT OF OPERATIONS

Net Sales                                                         $    254,196

Cost Of Sales                                                           80,439
                                                             --------------------

Gross Profit                                                           173,757

Selling, General And Administrative Expenses                           243,343
                                                             --------------------

Loss From Operations                                                   (69,586)

Other Income                                                            23,007
                                                             --------------------

Net Loss                                                          $    (46,579)
                                                             ====================

                    STATEMENT OF RETAINED EARNINGS (DEFICIT)

Balance (Deficit) - Beginning Of Period                           $   (175,792)

Net Loss                                                               (46,579)
                                                             -------------------

Balance (Deficit) - End Of Period                                 $   (222,371)
                                                             ===================

ACTIVITY RECORDS, INC. STATEMENT OF CASH FLOWS For The Four Months Ended December 31, 2000 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                                     $    (46,579)

   Adjustments to reconcile net loss to net cash

      used in operating activities:

         Depreciation                                                  3,544

         Change in assets and liabilities:

            Decrease in miscellaneous receivables                      1,070

            Increase in inventory                                     (7,314)

            Decrease in accounts payable and accrued

               expenses                                               (5,731)
                                                             ------------------

NET CASH USED IN OPERATING ACTIVITIES                                (55,010)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES

   Net advances from related entity                                  114,708
                                                             ------------------

NET INCREASE IN CASH                                                  59,698

CASH - BEGINNING OF PERIOD                                             9,163
                                                             ------------------

CASH - END OF PERIOD                                            $     68,861
                                                             ==================

ACTIVITY RECORDS, INC.
NOTE TO FINANCIAL STATEMENTS
December 31, 2000
(Unaudited)

1.   Basis Of Presentation

The accompanying unaudited financial statements of Activity Records, Inc. as of December 31, 2000 and for the four months then ended have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Activity Records Inc.‘s management, all adjustments considered necessary to present fairly the consolidated financial statements have been made.

The statement of operations for the four months ended December 31, 2000 is not necessarily indicative of the results that may be expected for the entire year. These statements should be read in conjunction with the audited financial statements and related notes thereto for the year ended August 31, 2000.

SIBONEY CORPORATION AND SUBSIDIARIES

PRO FORMA INFORMATION (UNAUDITED)

The following pro forma consolidated balance sheet of the Company at December 31, 2000 gives effect to the subsequent acquisition of Activity Records, Inc. as if it was effective at December 31, 2000. The statement gives the effect to the acquisition under the assumptions in the accompanying note to the pro forma financial statements.

The following pro forma consolidated statement of operations of the Company for the year ended December 31, 2000 gives effect to the acquisitions of Teachers Software Support, Inc. and Activity Records, Inc. as if they were effective on January 1, 2000. The statement gives effect to the acquisitions under the assumptions in the accompanying note to the pro forma financial statements.

The pro forma adjustments relate to the acquisition of selected assets of Teachers Support Software, Inc. and common stock of Activity Records, Inc. The consideration for selected assets of Teachers Support Software, Inc. was $310,000 in cash and a $350,000 promissory note payable in fourteen quarterly installments of $25,000 each, without interest, which has been discounted at a 10.25% interest rate. The consideration for the common stock of Activity Records, Inc. was $550,000 in cash funded by $225,000 cash on hand and a $325,000 loan from the Company’s bank at the interest rate of prime plus 0.25%, payable in 47 monthly payments of $6,771 with the remaining balance due in January 2005, and a $300,000 promissory note payable in twelve quarterly installments of $25,000 each without interest, which has been discounted at a 10.25% interest rate. The actual valuation of these assets may differ from these assumptions.

The pro forma financial statements may not be indicative of the results that would have actually occurred if the acquisitions had been effective on the dates indicated or the results that may be obtained in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1999 under Form 10-K and the unaudited financial statements of the Company contained in Forms 10-Q for the respective first three quarters of 2000.

SIBONEY CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET December 31, 2000 (UNAUDITED)

                                     ASSETS

                                                                                 PRO FORMA
                                            DECEMBER 31,     PRO FORMA(1)        DECEMBER
                                               2000          ADJUSTMENTS         31, 2000
                                          --------------------------------------------------
CURRENT ASSETS

     Cash                                     $ 631,054      $ (225,000)(2)       $ 406,054

     Accounts Receivable                        699,866                -            699,866

     Inventories                                224,680                -            224,680

     Prepaid expenses                            67,381                -             67,381

     Deferred tax asset                         484,000                -            484,000
                                         --------------------------------------------------

     TOTAL CURRENT ASSETS                     2,106,981        (225,000)          1,881,981
                                         --------------------------------------------------

PROPERTY AND EQUIPMENT
     (NET OF ACCUMULATED
     DEPRECIATION OF $472,606)                  271,503                -            271,503
                                         --------------------------------------------------
  OTHER ASSETS (NET OF ACCUMULATED
     AMORTIZATION OF $120,276)                1,048,628         805,634(4)        1,854,262
                                         --------------------------------------------------

TOTAL ASSETS                                 $3,427,112       $ 580,634          $4,007,746
                                         ==================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Current portion of
       long-term debt                          $ 74,783       $ 103,878(3)       $ 178,661

     Current portion of
       capitalized lease                         22,653                -            22,653
        obligation

     Accounts payable                           129,978                -           129,978

     Accrued expenses                           344,177                            344,177

                                         -------------------------------------------------

     TOTAL CURRENT LIABILITIES                  571,591         103,878            675,469
                                         -------------------------------------------------

LONG-TERM LIABILITIES

     Long-term debt                             198,685         476,756(3)         675,441

     Capitalized lease obligation                11,613                -            11,613

     Deferred tax liability                     159,000                -           159,000

                                         -------------------------------------------------
     TOTAL LONG-TERM LIABILITIES                369,298         476,756            846,054
                                         -------------------------------------------------

SHAREHOLDERS' EQUITY

     Authorized 20,000,000 shares
        at $0.10 par value;                   1,665,835                -         1,665,835
        issued and outstanding
        16,658,350 shares

     Additional paid-in capital                   8,332                -             8,332

     Unrealized holding gain
       on investment                              4,500                -             4,500

     Retained earnings                          807,556                -           807,556

                                         -------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY           2,486,223                -         2,486,223
                                         -------------------------------------------------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                       $3,427,112       $ 580,634         $4,007,746
                                         =================================================

NOTE:   The Pro Forma Consolidated Balance Sheet gives effect to the following pro forma adjustments:

(1)   Represents the acquisition of Activity Records, Inc. as if the acquisition occurred December 31, 2000.

(2)   Represents the Company’s cash on hand portion of the $550,000 cash payment for the acquisition of Activity Records, Inc.

(3)   Represents the debt financing in the acquisition of Activity Records, Inc.

(4)   Represents intangible assets acquired in the acquisition of Activity Records, Inc.

SIBONEY CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
(UNAUDITED)

                                     ASSETS

                                          DECEMBER          PRO FORMA              PRO FORMA
                                          31, 2000        ADJUSTMENTS(1)       DECEMBER 31, 2000
                                       ---------------------------------------------------------

REVENUES                                $ 5,401,070        $ 1,805,123             $7,206,193

COST OF PRODUCT SALES                       895,580            498,076              1,393,656

SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES               3,391,160          1,034,989              4,426,149
                                       -------------------------------------------------------

INCOME FROM OPERATIONS                    1,114,330            272,058              1,386,388

  OTHER INCOME (EXPENSE)
     Interest income (expense)               11,143            (58,030)(2)            (46,887)
     Miscellaneous                            3,057              2,160                  5,217

                                       -------------------------------------------------------
     TOTAL OTHER INCOME (EXPENSE)            14,200            (55,870)               (41,670)
                                       -------------------------------------------------------
NET INCOME BEFORE CREDIT FOR
     INCOME TAXES                         1,128,530            216,188              1,344,718

CREDIT FOR INCOME TAXES                     189,000                 -                 189,000

                                       -------------------------------------------------------

   NET INCOME                           $ 1,327,530          $ 216,188             $1,533,718
                                       =======================================================

   EARNINGS PER COMMON SHARE -
     BASIC
                                        $      0.08                               $      0.09
                                       ============                              ============
   EARNINGS PER COMMON SHARE -
     ASSUMING DILUTION                  $      0.07                               $      0.08
                                       ============                              ============

NOTE:   The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 gives effect to the following pro forma adjustments:

(1)   Represents the adjustments necessary to reflect the acquisition of selected assets of Teachers Support Software, Inc. as of January 1, 2000 by including Teachers Support Software, Inc.'s results of operations for the period January 1, 2000 through June 30, 2000 and the adjustments necessary to reflect the acquisition of common stock of Activity Records, Inc. as of January 1, 2000 by including Activity Records, Inc.'s estimated results of operations from the business activity acquired.

(2)   Represents interest accrued on notes made as part of each purchase respectively.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2001

SIBONEY CORPORATION

By: /s/ Rebecca M. Braddock Rebecca M. Braddock, Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Rubin, Brown, Gornstein & Co., LLP, filed herewith.